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                                                                    Exhibit 10.2



                                FIRST AMENDMENT
                                       TO
                         SECURITY CAPITAL PACIFIC TRUST
                         1997 LONG-TERM INCENTIVE PLAN


     WHEREAS, Security Capital Pacific Trust (the "Trust") maintains the Security Capital Pacific Trust 1997 Long-Term Incentive Plan (the "Plan"); and

     WHEREAS, the Trust and Security Capital Atlantic Incorporated ("ATLANTIC") have entered into a merger agreement whereby ATLANTIC will merge with and into the Trust (the "merger"); and

     WHEREAS, upon shareholders' approval of the merger and consummation thereof, the name of the Trust will be changed to Archstone Communities Trust; and

     WHEREAS, amendment of the Plan is now deemed desirable;

     NOW, THEREFORE, by virtue and in exercise of the amending authority reserved to the Trust under Section 8 of the Plan, the Plan is hereby amended, subject to the approval of the Trust's shareholders, effective on the effective time of the merger, in the following particulars:

     1. By changing the name of the sponsor of the Plan to "Archstone Communities Trust" and substituting that name for each reference to "Security Capital Pacific Trust", wherever it appears in the Plan.

     2. By changing the name of the Plan to "Archstone Communities Trust 1997 Long-Term Incentive Plan" and substituting that name for each reference to "Security Capital Pacific Trust 1997 Long-Term Incentive Plan", wherever it appears in the Plan.

     3. By substituting the following for the second sentence of subsection 6.2 of the Plan:

     "Subject to the provisions of subsection 6.4, the number of Shares which may be issued with respect to Awards under the Plan shall not exceed 8,650,000 Shares in the aggregate."


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     I, _________________________, Secretary of Security Capital Pacific Trust,
hereby certify that the foregoing is a correct copy of a resolution adopted by the Board of Trustees of Security Capital Pacific Trust and that the resolution has not been changed or repealed.

     Dated this ____ day of _________, 1998.



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                                       Secretary as Aforesaid